Exhibit 99.1
Couchbase Announces Third Quarter Fiscal 2024 Financial Results
Santa Clara, Calif., - December 6, 2023 – Couchbase, Inc. (NASDAQ: BASE), the cloud database platform company, today announced financial results for its third quarter ended October 31, 2023.
"We again delivered top line and profitability outcomes that exceeded the high end of our guidance range, highlighted by 24% ARR growth, healthy new business and expansion activity and robust consumption trends with Capella," said Matt Cain, Chair, President and CEO of Couchbase. "I’m pleased with the team’s excellent operational performance which is contributing to our increasing momentum across the company. We look forward to sharing more at our inaugural Financial Analyst Day next Wednesday in New York City.”
Third Quarter Fiscal 2024 Financial Highlights
•Revenue: Total revenue for the quarter was $45.8 million, an increase of 19% year-over-year. Subscription revenue for the quarter was $44.0 million, an increase of 23% year-over-year.
•Annual recurring revenue (ARR): Total ARR as of October 31, 2023 was $188.7 million, an increase of 24% year-over-year, or 23% on a constant currency basis. See the section titled “Key Business Metrics” below for details.
•Gross margin: Gross margin for the quarter was 88.8%, compared to 87.4% for the third quarter of fiscal 2023. Non-GAAP gross margin for the quarter was 89.5%, compared to 88.0% for the third quarter of fiscal 2023. See the section titled “Use of Non-GAAP Financial Measures” and the tables titled “Reconciliation of GAAP to Non-GAAP Results” below for details.
•Loss from operations: Loss from operations for the quarter was $17.5 million, compared to $16.6 million for the third quarter of fiscal 2023. Non-GAAP operating loss for the quarter was $5.0 million, compared to $9.6 million for the third quarter of fiscal 2023.
•Cash flow: Cash flow used in operating activities for the quarter was $12.7 million, compared to $14.7 million in the third quarter of fiscal 2023. Capital expenditures were $1.1 million during the quarter, leading to negative free cash flow of $13.8 million, compared to negative free cash flow of $16.3 million in the third quarter of fiscal 2023.
•Remaining performance obligations (RPO): RPO as of October 31, 2023 was $164.4 million, an increase of 3% year-over-year.
Recent Business Highlights
•Announced a new Capella columnar service on Amazon Web Services (AWS) that enables organizations to harness real-time analytics to build adaptive applications. The new service introduces a columnar store and data integration into the Couchbase Capella Database-as-a-Service (DBaaS), thereby allowing for real-time data analysis on the same platform as operational workloads. By converging operational and real-time analytic applications into one database platform, Couchbase removes friction to deliver a premium customer experience.

•Recognized on the Highest-Rated Cloud-Computing Companies To Work For list for 2023 released by Battery Ventures created with data provided by Glassdoor. The distinction placed Couchbase at number nine out of 25 public companies.
•Will hold its inaugural Financial Analyst Day on Wednesday, December 13, 2023 from 9:00am-12:00pm Eastern Time, and will share an overview of the company's strategic initiatives, market opportunities, innovation and financial outlook. The event will also feature a customer panel and a Q&A session with the management team. Financial Analyst Day will be webcast live and the replay will be accessible on the investor relations page of Couchbase's website at investors.couchbase.com. Institutional Investors and Financial Analysts may register for the in-person event by emailing analystday@couchbase.com.
Financial Outlook

For the fourth quarter and full year of fiscal 2024, Couchbase expects:

	Q4 FY2024 Outlook	FY2024 Outlook
Total Revenue	$46.2-46.8 million	$176.2-176.8 million
Total ARR	$198.0-202.0 million	$198.0-202.0 million
Non-GAAP Operating Loss	$8.2-7.4 million	$35.4-34.6 million
The guidance provided above is based on several assumptions that are subject to change and many of which are outside our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.
Couchbase is not able, at this time, to provide GAAP targets for operating loss for the fourth quarter or full year of fiscal 2024 because of the difficulty of estimating certain items excluded from non-GAAP operating loss that cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.
Conference Call Information

Couchbase will host a live webcast at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Wednesday, December 6, 2023, to discuss its financial results and business highlights. The conference call can be accessed by dialing 877-407-8029 from the United States, or +1 201-689-8029 from international locations. The live webcast and a webcast replay can be accessed from the investor relations page of Couchbase’s website at investors.couchbase.com.
About Couchbase
Modern customer experiences need a flexible database platform that can power applications spanning from cloud to edge and everything in between. Couchbase’s mission is to simplify how developers and architects develop, deploy and run modern applications wherever they are. We have reimagined the database with our fast, flexible and affordable cloud database platform Couchbase Capella, allowing organizations to quickly build applications that deliver premium experiences to their customers – all with best-in-class price performance. More than 30% of the Fortune 100 trust Couchbase to power their modern applications. For more information, visit www.couchbase.com and follow us on X (formerly Twitter) @couchbase.

Couchbase has used, and intends to continue using, its investor relations website and the corporate blog at blog.couchbase.com to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website and the corporate blog in addition to following our press releases, SEC filings and public conference calls and webcasts.
Use of Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe certain non-GAAP financial measures are useful to investors in evaluating our operating performance. We use certain non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. Non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures (provided in the financial statement tables included in this press release), and not to rely on any single financial measure to evaluate our business.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share: We define these non-GAAP financial measures as their respective GAAP measures, excluding expenses related to stock-based compensation expense, employer payroll taxes on employee stock transactions and restructuring charges. We use these non-GAAP financial measures in conjunction with GAAP measures to assess our performance, including in the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.
Free cash flow: We define free cash flow as cash used in operating activities less additions to property and equipment, which includes capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this press release for the reconciliation of GAAP and non-GAAP results.

Key Business Metrics
We review a number of operating and financial metrics, including ARR, to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions.
We define ARR as of a given date as the annualized recurring revenue that we would contractually receive from our customers in the month ending 12 months following such date. Based on historical experience with customers, we assume all contracts will be automatically renewed at the same levels unless we receive notification of non-renewal and are no longer in negotiations prior to the measurement date. ARR also includes revenue from consumption-based cloud credits of Couchbase Capella products. ARR for Couchbase Capella products in a customer’s initial year is calculated as described above; after a customer’s initial year it is calculated by annualizing the prior 90 days of actual consumption, assuming no increases or reductions in usage. ARR excludes revenue derived from the use of cloud products only based on on-demand arrangements and services revenue. ARR should be viewed independently of revenue, and does not represent our revenue under GAAP on an annualized basis, as it is an operating metric that can be impacted by contract start and end dates and renewal dates. ARR is not intended to be a replacement for forecasts of revenue. Although we seek to increase ARR as part of our strategy of targeting large enterprise customers, this metric may fluctuate from period to period based on our ability to acquire new customers and expand within our existing customers. We believe that our ARR is an important indicator of the growth and performance of our business.
We also attempt to represent the changes in the underlying business operations by eliminating fluctuations caused by changes in foreign currency exchange rates within the current period. We calculate constant currency growth rates by applying the applicable prior period exchange rates to current period results.

Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, quotations of management, the section titled “Financial Outlook” above and statements about Couchbase’s market position, strategies and potential market opportunities. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “continue,” “could,” “potential,” “remain,” “may,” “might,” “will,” “would” or similar expressions and the negatives of those terms. However, not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including factors beyond our control, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to: our history of net losses and ability to achieve or maintain profitability in the future; our ability to continue to grow on pace with historical rates; our ability to manage our growth effectively; intense competition and our ability to compete effectively; cost-effectively acquiring new customers or obtaining renewals, upgrades or expansions from our existing customers; the market for our products and services being relatively new and evolving, and our future success depending on the growth and expansion of this market; our ability to innovate in response to changing customer needs, new technologies or other market requirements, including new capabilities, programs and partnerships and their impact on our customers and our business; our limited operating history, which makes it difficult to predict our future results of operations; the significant fluctuation of our future results of operations and ability to meet the expectations of analysts or investors; our significant reliance on revenue from subscriptions, which may decline and, the recognition of a significant portion of revenue from subscriptions over the term of the relevant subscription period, which means downturns or upturns in sales are not immediately reflected in full in our results of operations; and the impact of geopolitical and macroeconomic factors. Further information on risks that could cause actual results to differ materially from forecasted results are included in our filings with the Securities and Exchange Commission that we may file from time to time, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended January 31, 2023. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2023 that will be filed with the Securities and Exchange Commission, which should be read in conjunction with this press release and the financial results included herein. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Investor Contact:
Edward Parker
ICR for Couchbase
IR@couchbase.com
Media Contact:
Michelle Lazzar
Couchbase Communications
CouchbasePR@couchbase.com

Couchbase, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Revenue:
License	$4,577	$3,519	$14,318	$14,908
Support and other	39,420	32,201	109,175	89,852
Total subscription revenue	43,997	35,720	123,493	104,760
Services	1,816	2,837	6,455	8,441
Total revenue	45,813	38,557	129,948	113,201
Cost of revenue:
Subscription(1)	3,549	2,631	11,067	7,548
Services(1)	1,562	2,244	5,875	6,759
Total cost of revenue	5,111	4,875	16,942	14,307
Gross profit	40,702	33,682	113,006	98,894
Operating expenses:
Research and development(1)	15,903	13,998	47,578	42,760
Sales and marketing(1)	31,602	27,448	96,503	81,764
General and administrative(1)	10,739	8,828	30,823	25,183
Restructuring(1)	—	—	46	—
Total operating expenses	58,244	50,274	174,950	149,707
Loss from operations	(17,542)	(16,592)	(61,944)	(50,813)
Interest expense	—	(26)	(43)	(76)
Other income (expense), net	1,298	317	3,986	22
Loss before income taxes	(16,244)	(16,301)	(58,001)	(50,867)
Provision for income taxes	11	376	780	1,013
Net loss	$(16,255)	$(16,677)	$(58,781)	$(51,880)
Net loss per share, basic and diluted	$(0.34)	$(0.37)	$(1.26)	$(1.16)
Weighted-average shares used in computing net loss per share, basic and diluted	47,586	44,932	46,724	44,619
_______________________________
(1)Includes stock-based compensation expense as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Cost of revenue—subscription	$130	$128	$559	$391
Cost of revenue—services	119	106	413	317
Research and development	3,116	1,905	9,498	5,891
Sales and marketing	4,188	2,413	11,461	6,863
General and administrative	4,202	2,201	11,216	5,468
Restructuring	—	—	1	—
Total stock-based compensation expense	$11,755	$6,753	$33,148	$18,930

Couchbase, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of October 31, 2023	As of January 31, 2023

Assets
Current assets
Cash and cash equivalents	$46,907	$40,446
Short-term investments	109,719	127,856
Accounts receivable, net	30,494	39,847
Deferred commissions	12,874	13,096
Prepaid expenses and other current assets	7,450	8,234
Total current assets	207,444	229,479
Property and equipment, net	9,630	7,430
Operating lease right-of-use assets	5,259	6,940
Deferred commissions, noncurrent	7,896	7,524
Other assets	1,760	1,666
Total assets	$231,989	$253,039
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$3,172	$1,407
Accrued compensation and benefits	9,124	12,641
Other accrued expenses	3,399	6,076
Operating lease liabilities	2,980	3,117
Deferred revenue	71,529	71,716
Total current liabilities	90,204	94,957
Operating lease liabilities, noncurrent	2,742	4,543
Deferred revenue, noncurrent	3,775	3,275
Total liabilities	96,721	102,775
Stockholders’ equity
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	604,637	561,547
Accumulated other comprehensive loss	(112)	(807)
Accumulated deficit	(469,257)	(410,476)
Total stockholders’ equity	135,268	150,264
Total liabilities and stockholders’ equity	$231,989	$253,039

Couchbase, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Cash flows from operating activities
Net loss	(16,255)	$(16,677)	$(58,781)	$(51,880)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	399	838	2,034	2,304
Stock-based compensation, net of amounts capitalized	11,755	6,753	33,148	18,930
Amortization of deferred commissions	4,500	4,139	13,742	12,549
Non-cash lease expense	765	752	2,313	2,152
Foreign currency transaction losses	484	262	649	1,298
Other	(804)	(124)	(2,580)	177
Changes in operating assets and liabilities
Accounts receivable	1,577	6,075	9,114	13,404
Deferred commissions	(4,746)	(4,563)	(13,892)	(12,269)
Prepaid expenses and other assets	955	1,905	837	691
Accounts payable	(10)	(2,067)	1,735	1,476
Accrued compensation and benefits	(1,763)	(1,468)	(3,517)	(7,076)
Other accrued expenses	(1,126)	(735)	(2,997)	300
Operating lease liabilities	(838)	(819)	(2,561)	(1,930)
Deferred revenue	(7,636)	(8,991)	313	(11,108)
Net cash used in operating activities	(12,743)	(14,720)	(20,443)	(30,982)
Cash flows from investing activities
Purchases of short-term investments	(26,141)	(41,169)	(90,456)	(110,637)
Maturities of short-term investments	41,854	48,341	111,974	81,143
Additions to property and equipment	(1,066)	(1,617)	(3,425)	(4,093)
Net cash provided by (used in) investing activities	14,647	5,555	18,093	(33,587)
Cash flows from financing activities
Proceeds from exercise of stock options	2,703	666	7,353	4,033
Proceeds from issuance of common stock under ESPP	1,153	959	2,000	4,484
Net cash provided by financing activities	3,856	1,625	9,353	8,517
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(290)	(17)	(542)	(855)
Net increase (decrease) in cash, cash equivalents and restricted cash	5,470	(7,557)	6,461	(56,907)
Cash, cash equivalents, and restricted cash at beginning of period	41,980	46,881	40,989	96,231
Cash, cash equivalents, and restricted cash at end of period	$47,450	$39,324	$47,450	$39,324
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$46,907	$38,781	$46,907	$38,781
Restricted cash included in other assets	543	543	543	543
Total cash, cash equivalents and restricted cash	$47,450	$39,324	$47,450	$39,324

Couchbase, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Reconciliation of GAAP gross profit to non-GAAP gross profit:
Total revenue	$45,813	$38,557	$129,948	$113,201
Gross profit	$40,702	$33,682	$113,006	$98,894
Add: Stock-based compensation expense	249	234	972	708
Add: Employer taxes on employee stock transactions	55	12	86	36
Non-GAAP gross profit	$41,006	$33,928	$114,064	$99,638
Gross margin	88.8%	87.4%	87.0%	87.4%
Non-GAAP gross margin	89.5%	88.0%	87.8%	88.0%

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP research and development	$15,903	$13,998	$47,578	$42,760
Less: Stock-based compensation expense	(3,116)	(1,905)	(9,498)	(5,891)
Less: Employer taxes on employee stock transactions	(199)	(69)	(430)	(138)
Non-GAAP research and development	$12,588	$12,024	$37,650	$36,731

GAAP sales and marketing	$31,602	$27,448	$96,503	$81,764
Less: Stock-based compensation expense	(4,188)	(2,413)	(11,461)	(6,863)
Less: Employer taxes on employee stock transactions	(327)	(115)	(777)	(218)
Non-GAAP sales and marketing	$27,087	$24,920	$84,265	$74,683

GAAP general and administrative	$10,739	$8,828	$30,823	$25,183
Less: Stock-based compensation expense	(4,202)	(2,201)	(11,216)	(5,468)
Less: Employer taxes on employee stock transactions	(176)	(14)	(264)	(98)
Non-GAAP general and administrative	$6,361	$6,613	$19,343	$19,617

GAAP restructuring expense	$—	$—	$46	$—
Less: Restructuring(2)	—	—	(46)	—
Non-GAAP restructuring	$—	$—	$—	$—

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Total revenue	$45,813	$38,557	$129,948	$113,201
Loss from operations	$(17,542)	$(16,592)	$(61,944)	$(50,813)
Add: Stock-based compensation expense	11,755	6,753	33,147	18,930
Add: Employer taxes on employee stock transactions	757	210	1,557	490
Add: Restructuring(2)	—	—	46	—
Non-GAAP operating loss	$(5,030)	$(9,629)	$(27,194)	$(31,393)
Operating margin	(38)%	(43)%	(48)%	(45)%
Non-GAAP operating margin	(11)%	(25)%	(21)%	(28)%

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Reconciliation of GAAP net loss to non-GAAP net loss:
Net loss	$(16,255)	$(16,677)	$(58,781)	$(51,880)
Add: Stock-based compensation expense	11,755	6,753	33,147	18,930
Add: Employer taxes on employee stock transactions	757	210	1,557	490
Add: Restructuring(2)	—	—	46	—
Non-GAAP net loss	$(3,743)	$(9,714)	$(24,031)	$(32,460)
GAAP net loss per share	$(0.34)	$(0.37)	$(1.26)	$(1.16)
Non-GAAP net loss per share	$(0.08)	$(0.22)	$(0.51)	$(0.73)
Weighted average shares outstanding, basic and diluted	47,586	44,932	46,724	44,619
_______________________________
(2)For the nine months ended October 31, 2023, an immaterial amount of stock-based compensation expense related to restructuring charges was included in the restructuring expense line.
The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated (in thousands, unaudited):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Net cash used in operating activities	$(12,743)	$(14,720)	$(20,443)	$(30,982)
Less: Additions to property and equipment	(1,066)	(1,617)	(3,425)	(4,093)
Free cash flow	$(13,809)	$(16,337)	$(23,868)	$(35,075)
Net cash provided by (used in) investing activities	$14,647	$5,555	$18,093	$(33,587)
Net cash provided by financing activities	$3,856	$1,625	$9,353	$8,517

Couchbase, Inc.
Key Business Metrics
(in millions)
(unaudited)

	As of
	Jan. 31,	April 30,	July 31,	Oct. 31,	Jan. 31,	April 30,	July 31,	Oct. 31,
	2022	2022	2022	2022	2023	2023	2023	2023
Annual Recurring Revenue	$132.9	$139.7	$145.2	$151.7	$163.7	$172.2	$180.7	$188.7